UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________
FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2025
__________________________________________________________________________
MSC Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSIF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.
On March 24, 2025, MSC Income Fund, Inc., a Maryland corporation (the “Company”), together with its wholly-owned subsidiary MSIF Funding, LLC, a Delaware limited liability company (the “SPV”), entered into that certain Third
Amendment (the “Amendment”) to the Loan and Security Agreement dated as of February 3, 2021 (as amended, supplemented and restated prior to the Amendment, the “Credit Agreement” and, as amended by the Amendment, the
“SPV Facility”), among the SPV, as borrower, the Company, as portfolio manager, JPMorgan Chase Bank, National
Association, in its capacities as administrative agent and lender, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), in its capacities as collateral agent and collateral administrator, and U.S.
Bank National Association, as securities intermediary.
The Amendment amended the Credit Agreement as follows: (i) extended the revolving period from February 2027 to
February 2029; (ii) extended the final maturity date from February 2028 to February 2030; (iii) decreased the interest rate for advances to three-month term Secured Overnight Financing Rate (“SOFR”) plus 2.20% per annum from the prior interest rate of three-month term SOFR plus 3.00% per annum and (iv) other changes as described in the Amendment.
Affiliates of JPMorgan Chase Bank, National Association and other lenders under the SPV Facility, may from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for the
Company.
The above summary is not complete and is qualified in its entirety to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.
The disclosure set forth above under Item 1.01 is incorporated by reference herein.
Item 7.01Regulation FD Disclosure.
On March 20, 2025, the Company made available on its website, www.mscincomefund.com, investor presentations with respect to the fourth quarter and year-end 2024.
Additionally, on March 25, 2025, the Company issued a press release related to the Amendment. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed
“filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits

10.1
Third Amendment to Loan and Security Agreement, dated as of March 24, 2025, by and among the SPV, as borrower, the Company, as portfolio manager, JPMorgan Chase Bank, National Association, in its capacities as administrative agent and lender, U.S. Bank Trust Company, National Association (as successor to U.S. Bank
National Association), in its capacities as collateral agent and collateral administrator, and U.S. Bank National
Association, as securities intermediary

99.1	Press Release Dated March 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC Income Fund, Inc.

Date: March 25, 2025	By:	/s/ Cory E. Gilbert
Name: Cory E. Gilbert
Title: Chief Financial Officer